QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

McCORMICK & COMPANY, INCORPORATED

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of McCormick & Company, Incorporated (the "Company") on Form 10-K for the fiscal year ended November 30, 2002, as filed with the Securities and Exchange Commission on February 4, 2003 (the "Report"), I, Robert J. Lawless, Chairman, President & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 4, 2003	/s/ ROBERT J. LAWLESS Robert J. Lawless Chairman, President and & Chief Executive Officer

21

QuickLinks

  EXHIBIT 99.1
McCORMICK & COMPANY, INCORPORATED CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002